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                                                                 EXHIBIT 23.1

                        INDEPENDENT AUDITORS' CONSENT



HOUSTON INDUSTRIES INCORPORATED:

We consent to the incorporation by reference in this Registration Statement of Houston Industries Incorporated on Form S-8 of our report dated February 23, 1994, appearing in the Annual Report on Form 10-K of Houston Industries Incorporated for the year ended December 31, 1993.



DELOITTE & TOUCHE LLP

Houston, Texas
December  14, 1994